Exhibit 99.2

BANKFINANCIAL CORPORATION

FOURTH QUARTER 2022

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022				2021
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.86%	0.79%	0.62%	0.30%	0.57%
Return on equity (ratio of net income to average equity) (1)	9.01	8.31	6.64	3.24	6.00
Net interest rate spread (1)	3.39	3.42	3.00	2.66	2.75
Net interest margin (1)	3.59	3.52	3.07	2.73	2.81
Efficiency ratio (2)	65.12	69.70	73.01	84.20	79.50
Noninterest expense to average total assets (1)	2.50	2.60	2.47	2.47	2.47
Average interest–earning assets to average interest–bearing liabilities	137.62	137.90	138.10	139.03	138.57
Number of full service offices	20	20	19	19	19
Employees (full time equivalents)	203	199	200	206	221

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$12,046	$11,753	$10,655	$9,722	$9,095
Interest-bearing deposits in other financial institutions	54,725	204,378	259,816	391,280	493,067
Securities, at fair value	210,338	199,339	158,951	132,634	85,694
Loans receivable, net	1,226,743	1,141,799	1,142,743	1,055,069	1,044,207
Foreclosed assets, net	476	524	842	968	725
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises and equipment, net	24,956	24,949	25,103	24,939	25,043
Bank-owned life insurance	18,815	18,879	18,893	19,157	19,129
Deferred taxes	5,175	5,156	4,261	3,750	2,762
Other assets	14,373	14,957	16,132	15,143	13,470
Total assets	$1,575,137	$1,629,224	$1,644,886	$1,660,152	$1,700,682

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,374,934	$1,425,258	$1,444,750	$1,461,605	$1,488,431
Borrowings	—	—	—	5,000	5,000
Subordinated Notes, net of unamortized issuance costs	19,634	19,623	19,612	19,601	19,590
Other liabilities	28,898	33,273	26,394	20,051	30,195
Total liabilities	1,423,466	1,478,154	1,490,756	1,506,257	1,543,216
Stockholders’ equity	151,671	151,070	154,130	153,895	157,466
Total liabilities and stockholders’ equity	$1,575,137	$1,629,224	$1,644,886	$1,660,152	$1,700,682

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022				2021	For the years ended December 31,
	IVQ	IIIQ	IIQ	IQ	IVQ	2022	2021
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,064	$14,930	$12,884	$11,418	$12,073	$55,296	$46,566
Total interest expense	2,076	1,008	754	643	686	4,481	2,794
Net interest income	13,988	13,922	12,130	10,775	11,387	50,815	43,772
Provision for (recovery of) loan losses	743	350	459	276	(221)	1,828	(1,240)
Net interest income after provision for (recovery of) loan losses	13,245	13,572	11,671	10,499	11,608	48,987	45,012
Noninterest income	1,406	1,287	1,839	1,444	1,631	5,976	5,689
Noninterest expense	10,039	10,601	10,199	10,289	10,349	41,128	40,943
Income before income tax	4,612	4,258	3,311	1,654	2,890	13,835	9,758
Income tax expense (1)	1,174	1,037	744	386	519	3,341	2,348
Net income	$3,438	$3,221	$2,567	$1,268	$2,371	$10,494	$7,410
Basic and diluted earnings per common share	$0.27	$0.25	$0.19	$0.10	$0.18	$0.80	$0.53

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$835	$829	$826	$781	$832	$3,271	$3,184
Loan servicing fees	240	59	190	101	395	590	731
Mortgage brokerage and banking fees	9	12	9	8	2	38	35
Trust insurance commissions and annuities income	266	287	262	338	256	1,153	1,136
(Loss) earnings on bank-owned life insurance	(64)	(14)	11	28	32	(39)	114
Bank-owned life insurance death benefit	—	—	446	—	—	446	—
Other	120	114	95	188	114	517	489
Total noninterest income	$1,406	$1,287	$1,839	$1,444	$1,631	$5,976	$5,689

Noninterest Expense
Compensation and benefits	$5,366	$5,241	$5,489	$5,480	$5,827	$21,576	$22,638
Office occupancy and equipment	1,944	1,970	1,933	2,134	1,711	7,981	7,524
Advertising and public relations	202	138	208	142	195	690	742
Information technology	926	894	895	851	871	3,566	3,083
Professional fees	262	245	412	373	312	1,292	1,336
Supplies, telephone, and postage	342	342	362	347	391	1,393	1,615
FDIC insurance premiums	111	134	106	116	133	467	478
Other	886	1,637	794	846	909	4,163	3,527
Total noninterest expense	$10,039	$10,601	$10,199	$10,289	$10,349	$41,128	$40,943

(1)	Income tax expense for the quarter and year ended December 31, 2021 includes a $200,000 valuation reserve recovery related to the Company's Illinois NOL carryforward.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022				2021	For the years ended December 31,
	IVQ	IIIQ	IIQ	IQ	IVQ	2022	2021
LOANS
One–to–four family residential real estate	$23,094	$24,484	$26,247	$28,221	$30,133
Multi–family mortgage	536,295	481,838	485,742	435,522	426,136
Nonresidential real estate	119,660	115,820	115,983	99,817	103,172
Construction and land	160	160	84	—	—
Commercial loans and leases	552,494	523,669	519,662	496,245	489,512
Consumer	1,584	2,363	1,574	1,572	1,685
	1,233,287	1,148,334	1,149,292	1,061,377	1,050,638
Net deferred loan origination fees and costs	1,585	851	653	478	284
Allowance for loan losses	(8,129)	(7,386)	(7,202)	(6,786)	(6,715)
Loans, net	$1,226,743	$1,141,799	$1,142,743	$1,055,069	$1,044,207

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$215	$592	$268	$348	$494	$1,423	$1,578
Multi–family mortgage	67,888	44,614	75,595	35,661	38,265	223,758	117,727
Nonresidential real estate	7,694	8,947	21,254	5,837	6,522	43,732	15,137
Construction and land	—	76	84	—	—	160	—
Commercial loans	179,421	168,438	183,464	184,290	195,228	715,613	481,252
Equipment finance	90,157	53,982	90,267	30,821	84,072	265,227	260,952
Consumer	544	544	563	496	572	2,147	2,413
	$345,919	$277,193	$371,495	$257,453	$325,153	$1,252,060	$879,059
Weighted average interest rate	6.88%	6.26%	4.87%	4.56%	4.07%	5.67%	4.12%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$1,525	$2,296	$2,233	$2,324	$2,266	$8,378	$13,397
Multi–family mortgage	13,465	48,158	26,156	25,598	47,882	113,377	144,535
Nonresidential real estate	3,708	9,460	5,018	8,823	3,760	27,009	20,643
Construction and land	—	—	—	—	499	—	499
Commercial loans	177,205	160,502	197,912	170,543	202,524	706,162	468,712
Equipment finance	64,144	56,779	51,671	38,701	71,088	211,295	183,732
Consumer	541	525	557	587	656	2,210	2,522
	$260,588	$277,720	$283,547	$246,576	$328,675	$1,068,431	$834,040
Weighted average interest rate	6.97%	5.88%	4.94%	4.42%	4.26%	5.56%	4.33%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022				2021
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$92	$715	$323	$330	$367
Nonresidential real estate	—	—	—	—	297
Equipment finance	1,306	525	610	101	76
Consumer	5	—	—	—	—
Nonaccrual loans	1,403	1,240	933	431	740

Loans past due over 90 days, still accruing	233	415	753	1,531	10

Foreclosed assets, net
Other real estate owned	472	243	274	274	—
Other foreclosed assets	4	281	568	694	725
Foreclosed assets, net	476	524	842	968	725

Nonperforming assets	$2,112	$2,179	$2,528	$2,930	$1,475

Asset Quality Ratios
Nonperforming assets to total assets	0.13%	0.13%	0.15%	0.18%	0.09%
Nonperforming loans to total loans (1)	0.13	0.14	0.15	0.18	0.07
Nonperforming commercial-related loans to total commercial-related loans (2)	0.13	0.08	0.12	0.16	0.04
Nonperforming residential and consumer loans to total residential and consumer loans	0.39	2.66	1.16	1.11	1.15
Allowance for loan losses to nonperforming loans	496.88	446.28	427.16	345.87	895.33

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$634,482	$575,526	$579,455	$514,434	$508,298
% FFIEC total capital	365.95%	329.27%	331.26%	295.56%	294.98%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$101,052	$103,745	$121,717	$153,558	$67,548
% FFIEC total capital	58.28%	59.35%	69.58%	88.22%	39.20%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, construction and land, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022				2021
	IVQ	IIIQ	IIQ	IQ	IVQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$326	$163	$424	$433	$476
Commercial loans and leases	4,041	50	56	63	—
Consumer	4	4	5	3	6
	$4,371	$217	$485	$499	$482

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$7,386	$7,202	$6,786	$6,715	$6,895
Charge–offs:
One-to-four family residential real estate	—	(71)	(1)	(4)	(3)
Nonresidential real estate	—	—	—	(192)	(7)
Commercial loans and leases	(1)	(104)	(51)	—	(7)
Consumer	(12)	(16)	(15)	(18)	(12)
	(13)	(191)	(67)	(214)	(29)
Recoveries:
One–to–four family residential real estate	4	2	3	2	64
Multi–family mortgage	5	6	4	5	5
Nonresidential real estate	—	2	2	—	—
Commercial loans and leases	4	15	—	1	1
Consumer	—	—	15	1	—
	13	25	24	9	70
Net recoveries (charge–offs)	—	(166)	(43)	(205)	41
Provision for (recovery of) loan losses	743	350	459	276	(221)
Ending balance	$8,129	$7,386	$7,202	$6,786	$6,715

Allowance for loan losses to total loans	0.66%	0.64%	0.63%	0.64%	0.64%
Net recoveries (charge–offs) ratio (1)	—	(0.06)	(0.02)	(0.08)	0.02

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022				2021
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS
Noninterest–bearing demand	$280,625	$307,116	$311,408	$339,504	$342,185
Interest–bearing NOW accounts	400,416	409,135	400,405	384,665	404,326
Money market accounts	302,863	314,436	334,237	330,094	333,369
Savings deposits	204,506	206,048	205,590	207,201	201,633
Certificates of deposit - retail	186,524	188,278	192,616	198,911	203,468
Certificates of deposit - wholesale	—	245	494	1,230	3,450
	$1,374,934	$1,425,258	$1,444,750	$1,461,605	$1,488,431

SELECTED AVERAGE BALANCES
Total average assets	$1,605,375	$1,632,775	$1,648,736	$1,666,086	$1,673,813
Total average interest–earning assets	1,546,499	1,571,188	1,586,230	1,601,040	1,608,652
Average loans	1,158,474	1,147,154	1,096,005	1,050,668	1,044,246
Average securities	215,359	187,163	141,603	116,360	32,542
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	165,176	229,381	341,132	426,522	524,374
Total average interest–bearing liabilities	1,123,780	1,139,368	1,148,577	1,151,564	1,160,863
Average interest–bearing deposits	1,104,152	1,119,751	1,126,883	1,126,969	1,136,279
Average borrowings and Subordinated Notes	19,628	19,617	21,694	24,595	24,584
Average stockholders’ equity	152,672	155,000	154,634	156,492	157,961

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	4.12%	3.77%	3.26%	2.89%	2.98%
Average loans	4.57	4.40	4.28	4.17	4.44
Average securities	2.04	1.74	1.22	1.04	0.98
Average other interest–earning assets	3.69	2.22	0.80	0.21	0.17
Total average interest–bearing liabilities	0.73	0.35	0.26	0.23	0.23
Average interest–bearing deposits	0.67	0.29	0.20	0.16	0.17
Average cost of total deposits	0.53	0.22	0.15	0.12	0.13
Average cost of retail and commercial deposits	0.67	0.29	0.20	0.15	0.16
Average cost of wholesale deposits, borrowings and Subordinated Notes	4.01	3.96	3.62	3.16	3.10
Average cost of funds	0.58	0.27	0.21	0.18	0.18
Net interest rate spread	3.39	3.42	3.00	2.66	2.75
Net interest margin	3.59	3.52	3.07	2.73	2.81

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022				2021
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	9.63%	9.27%	9.37%	9.27%	9.26%
Tangible equity to tangible total assets (end of period)	9.63	9.27	9.37	9.27	9.26
Risk–based total capital ratio	17.00	17.97	18.49	19.82	19.47
Common Tier 1 (CET1)	14.43	15.32	15.78	16.94	16.66
Risk–based tier 1 capital ratio	14.43	15.32	15.78	16.94	16.66
Tier 1 leverage ratio	9.73	9.55	9.48	9.32	9.32
Tier 1 capital	$156,086	$155,725	$156,085	$155,164	$155,818
BankFinancial, NA (2)
Risk–based total capital ratio	16.04%	17.19%	17.68%	19.01%	18.43%
Common Tier 1 (CET1)	15.28	16.47	16.95	18.27	17.71
Risk–based tier 1 capital ratio	15.28	16.47	16.95	18.27	17.71
Tier 1 leverage ratio	10.31	10.26	10.18	10.05	9.91
Tier 1 capital	$165,252	$167,403	$167,723	$167,268	$165,599

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$10.53	$9.46	$9.39	$10.36	$10.67
High	10.60	10.27	10.78	11.27	11.81
Low	9.06	9.18	9.30	10.30	10.33
Common shares outstanding	12,742,597	12,922,174	13,153,485	13,178,485	13,228,485
Book value per share	$11.90	$11.69	$11.72	$11.68	$11.90
Tangible book value per share	$11.90	$11.69	$11.72	$11.68	$11.90
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	37.45%	40.53%	51.24%	104.33%	55.88%
Stock repurchases	$1,760	$2,313	$254	$539	$1,673
Stock repurchases – shares	179,577	231,311	25,000	50,000	145,648

EARNINGS PER SHARE COMPUTATIONS
Net income	$3,438	$3,221	$2,567	$1,268	$2,371
Weighted average basic and dilutive common shares outstanding	12,861,529	13,060,266	13,165,023	13,204,041	13,264,374
Basic and diluted earnings per common share	$0.27	$0.25	$0.19	$0.10	$0.18

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in the second quarter of 2020.  Pursuant to the Coronavirus Aid, Relief, and Economic Security Act of 2021, the Bank's required minimum Community Bank Leverage Ratio is 8.50%. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.